Exhibit 99.1

Supermicro Announces Third Quarter Fiscal Year 2020
Financial Results

SAN JOSE, Calif. -- May 7, 2020 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in high-performance, high-efficiency server, storage technology and green computing, today announced financial results for its third quarter of fiscal year 2020 ended March 31, 2020.

Third Quarter Fiscal Year 2020 Highlights

•	Net sales of $772 million versus $871 million in the second quarter of fiscal year 2020 and $744 million in the same quarter of last year.

•	Gross margin of 17.3% versus 15.9% in the second quarter of fiscal year 2020 and 15.1% in the same quarter of last year.

•	Net income of $16 million versus $24 million in the second quarter of fiscal year 2020 and $11 million in the same quarter of last year.

•	Diluted net income per common share of $0.29 versus $0.46 in the second quarter of fiscal year 2020 and $0.21 in the same quarter of last year.

•	Non-GAAP diluted net income per common share of $0.84 versus $0.57 in the second quarter of fiscal year 2020 and $0.49 in the same quarter of last year.

•	Cash flow used in operations of $21 million and capital expenditures of $11 million.

Income from operations in the third quarter of fiscal year 2020 benefited by a $10.1 million settlement fee related to a joint product development agreement.  After the related tax effect, GAAP and non-GAAP net income per common share on a diluted basis benefited by $0.14.

Non-GAAP gross margin for the third quarter of fiscal year 2020 was 17.7%, which adds back stock-based compensation expenses of $0.4 million and one-time employee performance bonuses of $2.9 million. Non-GAAP diluted net income per common share for the third quarter of fiscal year 2020 was $0.84, which adds back stock-based compensation expenses of $4.8 million, one-time employee performance bonuses of $10.3 million, legal settlement costs of $17.5 million, and other non-recurring expenses of $1.4 million less the related tax effects.

As of March 31, 2020, total cash, cash equivalents and restricted cash was $319 million and bank debt was $33 million.

“We were pleased to deliver Q3 revenue that grew 4% year-over-year despite the disruptions to our operations from the impact of COVID-19," said Charles Liang, Chairman and CEO. "Our highest priority remains the health and security of our employees, customers and partners, and I want to personally thank them all for their perseverance during this challenging time. While the business environment remains dynamic, we remain focused on our longer-term priorities and helping our customers capitalize on rapidly growing applications such as Artificial Intelligence, 5G / Edge, and Cloud, the adoption of all which is accelerating as a result of the global pandemic. Our pipeline of innovation is more vibrant than ever with new server products leveraging the latest generation of Xeon processors from Intel and EPYC processors from AMD, Outdoor Edge systems for 5G, and high-volume, cost-effective systems for large Data Center operators. Supermicro remains ready and eager to help its customers meet their evolving strategic priorities, whatever challenges may come."

Fourth Quarter Fiscal Year 2020 Guidance
Given the uncertainties related to COVID-19, Supermicro will not provide guidance for the fourth quarter of fiscal year 2020.

Cautionary Statement Regarding Forward Looking Statements
Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the ability to execute on the company strategy during the global COVID-19 pandemic. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2019 and our Quarterly Report on Form 10-Q for our quarterly period ended December 31, 2019.

Use of Non-GAAP Financial Measures
Non-GAAP gross margin discussed in this press release adds back stock-based compensation expenses and one-time employee performance bonuses. Non-GAAP diluted net income per common share discussed in this press release adds back stock-based compensation expenses, one-time employee performance bonuses, legal settlement costs, other non-recurring expenses, and the related tax effects of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of gross margin to non-GAAP gross margin and from diluted net income per common share to non-GAAP diluted net income per common share is included in the tables below.

About Super Micro Computer, Inc.
Supermicro (Nasdaq: SMCI), the leading innovator in high-performance, high-efficiency server technology is a premier provider of advanced Server Building Block Solutions® for Data Center, Cloud Computing, Enterprise IT, Hadoop/Big Data, HPC and Embedded Systems worldwide. Supermicro is committed to protecting the environment through its “We Keep IT Green®” initiative and provides customers with the most energy-efficient, environmentally-friendly solutions available on the market.

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

All other brands, names and trademarks are the property of their respective owners.

Investor Relations Contact

James Kisner, Investor Relations
(669) 284-1259
email: ir@supermicro.com

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	March 31,	June 30,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$300,859	$248,164
Accounts receivable, net of allowances	333,172	393,624
Inventories	866,226	670,188
Prepaid expenses and other current assets	148,102	109,795
Total current assets	1,648,359	1,421,771
Investment in equity investee	—	1,701
Property, plant and equipment, net	230,477	207,337
Deferred income taxes, net	45,562	41,126
Other assets	35,838	10,659
Total assets	$1,960,236	$1,682,594
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$462,808	$360,470
Accrued liabilities	177,148	114,678
Income taxes payable	1,979	13,021
Short-term debt	33,158	23,647
Deferred revenue	109,730	94,153
Total current liabilities	784,823	605,969
Deferred revenue, non-current	95,752	109,266
Other long-term liabilities	41,266	26,183
Total liabilities	921,841	741,418
Stockholders’ equity:

Common stock and additional paid-in capital, $0.001 par value
Authorized shares: 100,000,000; Outstanding shares: 51,915,646 and 49,956,288 at March 31, 2020 and June 30, 2019, respectively
Issued shares: 53,248,771 and 51,289,413 at March 31, 2020 and June 30, 2019, respectively	381,125	349,683
Treasury stock (at cost), 1,333,125 shares at March 31, 2020 and June 30, 2019	(20,491)	(20,491)
Accumulated other comprehensive loss	(166)	(80)
Retained earnings	677,761	611,903
Total Super Micro Computer, Inc. stockholders’ equity	1,038,229	941,015
Noncontrolling interest	166	161
Total stockholders’ equity	1,038,395	941,176
Total liabilities and stockholders’ equity	$1,960,236	$1,682,594

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Net sales	$772,408	$743,499	$2,443,155	$2,646,126
Cost of sales	639,048	631,172	2,040,462	2,282,638
Gross profit	133,360	112,327	402,693	363,488
Operating expenses:
Research and development	49,586	44,800	154,730	133,718
Sales and marketing	21,886	18,494	64,057	56,463
General and administrative	46,342	36,174	107,680	106,214
Total operating expenses	117,814	99,468	326,467	296,395
Income from operations	15,546	12,859	76,226	67,093
Other income (expense), net	937	(86)	2,110	707
Interest expense	(518)	(1,271)	(1,630)	(5,480)
Income before income tax provision	15,965	11,502	76,706	62,320
Income tax provision	899	(497)	(9,782)	(10,540)
Share of loss from equity investee, net of taxes	(1,057)	(359)	(1,066)	(3,572)
Net income	$15,807	$10,646	$65,858	$48,208
Net income per common share:
Basic	$0.31	$0.21	$1.30	$0.97
Diluted	$0.29	$0.21	$1.26	$0.94
Weighted-average shares used in calculation of net income per common share:
Basic	51,526	49,988	50,591	49,845
Diluted	53,693	51,558	52,399	51,557

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Cost of sales	$370	$390	$1,149	$1,256
Research and development	3,043	3,107	9,299	9,816
Sales and marketing	417	418	1,276	1,359
General and administrative	975	1,045	3,099	3,650
Stock-based compensation expense	$4,805	$4,960	$14,823	$16,081

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Nine Months Ended March 31,
	2020	2019
Net cash provided by operating activities	$65,716	$180,700
Net cash used in investing activities	(34,136)	(15,781)
Net cash provided (used in) financing activities	25,381	(95,943)
Effect of exchange rate fluctuations on cash	163	(88)
Net increase in cash, cash equivalents and restricted cash	57,124	68,888
Cash, cash equivalents and restricted cash at the beginning of the period	262,140	120,382
Cash, cash equivalents and restricted cash at the end of the period	$319,264	$189,270

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
GAAP GROSS PROFIT	$133,360	$112,327	$402,693	$363,488
Add back stock-based compensation expenses	370	390	1,149	1,256
Add back one-time employee performance bonuses	2,871	—	2,871	—
Non-GAAP GROSS PROFIT	$136,601	$112,717	$406,713	$364,744

GAAP GROSS MARGIN	17.3%	15.1%	16.5%	13.7%
Add back stock-based compensation expenses	0.0%	0.1%	0.0%	0.1%
Add back one-time employee performance bonuses	0.4%	0.0%	0.1%	0.0%
Non-GAAP GROSS MARGIN	17.7%	15.2%	16.6%	13.8%

GAAP INCOME FROM OPERATIONS	$15,546	$12,859	$76,226	$67,093
Add back stock-based compensation expenses	4,805	4,960	14,823	16,081
Add back legal settlement costs	17,500	—	17,500	—
Add back one-time employee performance bonuses	10,329	—	10,329	—
Add back controls remediation	1,440	14,142	12,859	46,553
Non-GAAP INCOME FROM OPERATIONS	$49,620	$31,961	$131,737	$129,727

GAAP NET INCOME	$15,807	$10,646	65,858	$48,208
Add back stock-based compensation expenses	4,805	4,960	14,823	16,081
Add back legal settlement costs	17,500	—	17,500	—
Add back one-time employee performance bonuses	10,329	—	10,329	—
Add back controls remediation	1,440	14,142	12,859	46,553
Add back impairment of an investment	—	661	—	661
Less adjustments to tax provision	(3,812)	(4,678)	(8,868)	(14,977)
Non-GAAP NET INCOME	$46,069	$25,731	$112,501	$96,526

GAAP NET INCOME PER COMMON SHARE – BASIC	$0.31	$0.21	$1.30	$0.97
Add back stock-based compensation expenses, legal settlement costs, one-time employee performance bonuses, controls remediation, impairment of an investment, less adjustments to tax provision	0.58	0.30	0.92	0.97
Non-GAAP NET INCOME PER COMMON SHARE – BASIC	$0.89	$0.51	$2.22	$1.94

GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.29	$0.21	$1.26	$0.94
Add back stock-based compensation expenses, legal settlement costs, one-time employee performance bonuses, controls remediation, impairment of an investment, less adjustments to tax provision	0.55	0.28	0.83	0.88
Non-GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.84	$0.49	$2.09	$1.82

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	51,526	49,988	50,591	49,845

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

BASIC - Non-GAAP	51,526	49,988	50,591	49,845

DILUTED – GAAP	53,693	51,558	52,399	51,557
DILUTED - Non-GAAP	55,050	53,048	53,913	53,017